                                                          EXHIBIT 12
                                                 FLEET FINANCIAL GROUP, INC.
                                   COMPUTATION OF CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
                                        AND PREFERRED DIVIDENDS EXCLUDING INTEREST ON DEPOSITS
                                                          (THOUSANDS)


                                                         Three months     Six months
                                                            ended           ended
                                                           June 30         June 30              Year ended December 31
- ---------------------------------------------------------------------------------------------------------------------------
                                                             1996            1996           1995           1994
- ---------------------------------------------------------------------------------------------------------------------------
Earnings:
           Income (loss) before income taxes, extra-
               ordinary credit and cumulative effect of
               change in method of accounting                  $470,237     $  920,376     $1,033,756      $1,379,639
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds                     192,624        403,598      1,278,598         990,395
             (2)  1/3 of Rent                                    13,994         25,890         49,921          50,597
      (b)   Preferred dividends                                  32,680         54,170         62,064          48,859
- ---------------------------------------------------------------------------------------------------------------------------
      (c)  Adjusted earnings                                   $709,535     $1,404,034     $2,424,339      $2,469,490
- ---------------------------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                          $239,298    $   483,658     $1,390,583      $1,089,851
- ---------------------------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                                   2.97x          2.90x          1.74x           2.27x
- ---------------------------------------------------------------------------------------------------------------------------




- ---------------------------------------------------------------------------------------------------------
                                                         1993             1992             1991
- ---------------------------------------------------------------------------------------------------------
Earnings:
           Income (loss) before income taxes, extra-
               ordinary credit and cumulative effect of
               change in method of accounting            $1,094,456       $   617,369       $(16,375 )
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds                 751,754           638,430        728,337
             (2)  1/3 of Rent                                52,254            49,197         42,524
      (b)   Preferred dividends                              60,365            65,658         24,220
- ---------------------------------------------------------------------------------------------------------
      (c)  Adjusted earnings                             $1,958,829        $1,370,654       $778,706
- ---------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                    $  864,373       $   753,285       $795,081
- ---------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                               2.27x             1.82x          0.98x *
- ---------------------------------------------------------------------------------------------------------

                                                                     INCLUDING INTEREST ON DEPOSITS


                                                        Three months      Six months
                                                            ended            ended
                                                           June 30          June 30           Year ended December 31
- ----------------------------------------------------------------------------------------------------------------------------
                                                            1996             1996           1995           1994
- ----------------------------------------------------------------------------------------------------------------------------
Earnings:
      Income (loss) before income taxes, extra-
          ordinary credit and cumulative effect of
          change in method of  accounting                   $   470,237    $   920,376     $1,033,756      $1,379,639
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds                     192,624        403,598      1,278,598         990,395
             (2)  1/3 of Rent                                    13,994         25,890         49,921          50,597
             (3)  Interest on deposits                          429,174        831,490      1,726,403       1,170,532
      (b)   Preferred dividends                                  32,680         54,170         62,064          48,859
- ----------------------------------------------------------------------------------------------------------------------------
      (c)  Adjusted earnings                                 $1,138,709     $2,235,524     $4,150,742      $3,640,022
- ----------------------------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                       $   668,472     $1,315,148     $3,116,986      $2,260,383
- ----------------------------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                                   1.70x          1.70x          1.33x           1.61x
- ----------------------------------------------------------------------------------------------------------------------------


                                                                            Year ended December 31
- ---------------------------------------------------------------------------------------------------------
                                                         1993             1992             1991
- ---------------------------------------------------------------------------------------------------------
Earnings:
      Income (loss) before income taxes, extra-
          ordinary credit and cumulative effect of
          change in method of  accounting                $1,094,456       $   617,369   $    (16,375 )
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds                 751,754           638,430        728,337
             (2)  1/3 of Rent                                52,254            49,197         42,524
             (3)  Interest on deposits                    1,165,046         1,698,804      2,414,060
      (b)   Preferred dividends                              60,365            65,658         24,220
- ---------------------------------------------------------------------------------------------------------
      (c)  Adjusted earnings                             $3,123,875        $3,069,458     $3,192,766
- ---------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                    $2,029,419        $2,452,089     $3,209,141
- ---------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                               1.54x             1.25x          0.99x *
- ---------------------------------------------------------------------------------------------------------

* Note that adjusted earnings are inadequate to cover fixed charges, the deficiency being $16,375 for both the ratio excluding and including interest on deposits.

                                                                            EXHIBIT 12
                                                                    FLEET FINANCIAL GROUP, INC.
                                                     COMPUTATION OF CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES
                                                                     EXCLUDING INTEREST ON DEPOSITS
                                                                              (THOUSANDS)

                                                      Three months       Six months
                                                          ended            ended
                                                         June 30          June 30                 Year ended December 31
- ----------------------------------------------------------------------------------------------------------------------------
                                                          1996              1996            1995             1994
- ----------------------------------------------------------------------------------------------------------------------------
Earnings:
     Income (loss) before income taxes, extra-
         ordinary credit and cumulative effect of
         change in method of accounting                      $470,237      $   920,376      $1,033,756       $1,379,639
Adjustments:
      (a)  Fixed charges:
            (1) Interest on borrowed funds                    192,624          403,598       1,278,598          990,395
            (2)  1/3 of Rent                                   13,994           25,890          49,921           50,597
- ----------------------------------------------------------------------------------------------------------------------------
      (b)  Adjusted earnings                                 $676,855       $1,349,864      $2,362,275       $2,420,631
- ----------------------------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                        $206,618      $   429,488      $1,328,519       $1,040,992
- ----------------------------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                                 3.28x            3.14x           1.78x            2.33x
- ----------------------------------------------------------------------------------------------------------------------------


                                                                      Year ended December 31
- ----------------------------------------------------------------------------------------------------
                                                        1993           1992            1991
- ----------------------------------------------------------------------------------------------------
Earnings:
     Income (loss) before income taxes, extra-
         ordinary credit and cumulative effect of
         change in method of accounting                $1,094,456     $   617,369       $(16,375 )
Adjustments:
      (a)  Fixed charges:
            (1) Interest on borrowed funds                751,754         638,430        728,337
            (2)  1/3 of Rent                               52,254          49,197         42,524
- ----------------------------------------------------------------------------------------------------
      (b)  Adjusted earnings                           $1,898,464      $1,304,996       $754,486
- ----------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                 $   804,008     $   687,627       $770,861
- ----------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                             2.36x           1.90x          0.98x *
- ----------------------------------------------------------------------------------------------------

                                                       INCLUDING INTEREST ON DEPOSITS

                                                      Three months      Six months
                                                         ended            ended
                                                        June 30          June 30             Year ended December 31
- ---------------------------------------------------------------------------------------------------------------------------
                                                          1996              1996            1995             1994
- ---------------------------------------------------------------------------------------------------------------------------
Earnings:
     Income (loss) before income taxes, extra-
         ordinary credit and cumulative effect of
         change in method of accounting                   $   470,237      $   920,376      $1,033,756       $1,379,639
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds                   192,624          403,598       1,278,598          990,395
             (2)  1/3 of Rent                                  13,994           25,890          49,921           50,597
             (3)  Interest on deposits                        429,174          831,490       1,726,403        1,170,532
- ---------------------------------------------------------------------------------------------------------------------------
      (b)  Adjusted earnings                               $1,106,029       $2,181,354      $4,088,678       $3,591,163
- ---------------------------------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                     $   635,792       $1,260,978      $3,054,922       $2,211,524
- ---------------------------------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                                 1.74x            1.73x           1.34x            1.62x
- ---------------------------------------------------------------------------------------------------------------------------




                                                              Year ended December 31
- --------------------------------------------------------------------------------------------------
                                                       1993           1992            1991
- --------------------------------------------------------------------------------------------------
Earnings:
     Income (loss) before income taxes, extra-
         ordinary credit and cumulative effect of
         change in method of accounting               $1,094,456     $   617,369   $    (16,375)
Adjustments:
      (a)  Fixed charges:
             (1) Interest on borrowed funds              751,754         638,430        728,337
             (2)  1/3 of Rent                             52,254          49,197         42,524
             (3)  Interest on deposits                 1,165,046       1,698,804      2,414,060
- --------------------------------------------------------------------------------------------------
      (b)  Adjusted earnings                          $3,063,510      $3,003,800     $3,168,546
- --------------------------------------------------------------------------------------------------
Fixed charges and preferred dividends                 $1,969,054      $2,386,431     $3,184,921
- --------------------------------------------------------------------------------------------------
Adjusted earnings/fixed charges                            1.56x           1.26x          0.99x *
- --------------------------------------------------------------------------------------------------

*   Note that adjusted earnings are inadequate to cover fixed charges, the deficiency being $16,375 for both the ratio excluding and including interest on deposits.

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